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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 18, 2008

                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            NEVADA                        0-23511               87-0573331
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Results of Operations and Financial Condition.

         On August 20, 2008, the Audit Committee of Integrated Healthcare Holdings, Inc. (the "Company") determined that it was necessary to restate the Company's consolidated financial statements (and other financial information) for the year ended March 31, 2008. The restatement relates to the correction of an error, as discussed further below under Item 4.02, which discussion is incorporated by reference herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         On August 20, 2008, the Company's Audit Committee determined that the Company's consolidated financial statements for the year ended March 31, 2008 should be restated due to a technical violation of covenants under the Company's principal credit agreements arising from an overstatement of net revenues and accounts receivable and other operating expenses and accounts payable during the 2008 fiscal year. These errors resulted from the incorrect recording of certain contractual discounts for patient accounts receivable and revenue related to the Company's subacute unit at its Chapman facility. The correction of these errors resulted in noncompliance by the Company with the amended Minimum Fixed Charge Coverage Ratio of 0.4 at March 31, 2008 under its principal outside credit agreements. This has been reviewed with the Lender who has responded that the variance is not material to the Lender. The Company has not received and is not expecting a notice of default from the Lender. Accordingly, due to the technical default the Company was required to reclassify its non current portion of debt to current in accordance with SFAS 78, "Classification of Obligations That Are Callable by the Creditor - An Amendment to ARB 43, Chapter 3A." The Company restated its consolidated financial statements for the year ended March 31, 2008 and is amending its Annual Report on Form 10-K, originally filed with the SEC on July 14, 2008, to conform to this change.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER     DESCRIPTION
------------------------------

       99.1        Restated consolidated balance sheet as of March 31, 2008.

       99.2 Restated consolidated statement of operations for the year ended March 31, 2008.

       99.3 Restated consolidated statement of stockholders' deficiency for the year ended March 31, 2008.

       99.4 Restated consolidated statement of cash flows for the year ended March 31, 2008.

* Certain exhibits, schedules and/or annexes have been omitted. A copy of any omitted exhibit, schedule or annex will be furnished supplementally to the Securities and Exchange Commission upon request.


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2008

                                    INTEGRATED HEALTHCARE HOLDINGS, INC.

                                    By: /s/ Steven R. Blake
                                        -----------------------------------
                                        Steven R. Blake
                                        Chief Financial Officer



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